CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Alger American Fund does hereby certify, to such officer's knowledge, that:

The semi-annual report on Form N-CSRS of The Alger American Fund for the period ended June 30, 2003 (the "Form N-CSRS") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of The Alger American Fund.


Dated: September 3, 2003

/s/ Fred M. Alger
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Fred M. Alger
Chairman and President
The Alger American Fund

Dated: September 3, 2003

/s/ Frederick A. Blum
---------------------
Frederick A. Blum
Assistant Treasurer
The Alger American Fund


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.